SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14 (a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)


Filed  by  the  Registrant   /X/

Filed  by  a  Party  other  than  the  Registrant  /  /

Check  the  appropriate  box:


/ /   Preliminary  Proxy  Statement
/ / Confidential, for Use of the Commission Only ( as permitted by Rule 14a-6 (e) (2) )
/X/   Definitive  Proxy  Statement
/ /   Definitive  Additional  Materials

/ /   Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12

                          ELECTRONIC CLEARING HOUSE, INC.

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                (Name of Registrant as Specified in Its Charter)

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      (Name of Person (s) Filing Proxy Statement, if other than Registrant

Payment  of  Filing  Fee  (Check  the  appropriate  box)  :

/X/   No  fee  Required.

/ /   Fee computed on table below per  Exchange Act Rules 14a-6(I) (1) and 0-11.

     (1)   Title  of  each  class  of  securities  to which transaction applies:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   Aggregate  number  of  securities  to  which  transaction  applies:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   Proposed  maximum  aggregate  value  of  transaction:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (5)   Total  fee  paid:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

/ /   Fee  paid  previously  with  preliminary  materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount  previously  paid
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   Form,  schedule  or  registration  statement  number:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3)   Filing  party:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   Date  filed:
           -   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                         ELECTRONIC CLEARING HOUSE, INC.
                               28001 DOROTHY DRIVE
                         AGOURA HILLS, CALIFORNIA 91301
                                 (818) 706-8999


                           -------------------------


Dear  Stockholders:

You are cordially invited to attend a special meeting of stockholders of Electronic Clearing House, Inc. (the "Company") to be held on September 7, 2001 at 10:00 a.m., local time, at the Renaissance Hotel, 30100 Agoura Road, Agoura Hills, California.

At the special meeting, you will be asked to consider and vote on the adoption and approval of a proposal to amend our Amended and Restated Articles of Incorporation. The amendment provides for a one-for-four (1-for-4) reverse stock split of the issued and outstanding shares of our common stock. The purpose of the reverse stock split is to attempt to comply with the Nasdaq SmallCap Market's $1.00 minimum bid price requirement for continued listing on the Nasdaq SmallCap Market. Complete details of the business to be conducted at the special meeting are provided in the attached Notice of Special Meeting of Stockholders and Proxy Statement.

Our board of directors has determined that the proposal to be considered at the special meeting is in the best interest of our stockholders. For the reasons discussed in this proxy statement, our board of directors recommends a vote "FOR" the proposal.

Please review the enclosed materials carefully. Whether or not you plan to attend the meeting, please promptly return your proxy card in the enclosed postage prepaid envelope. If you attend the meeting, you may vote in person, if you wish, even though you have previously returned your proxy.

Your vote is very important, and we appreciate your cooperation in considering and acting on the matter presented. We look forward to seeing you at the meeting.


                                  Sincerely,

                                  JOEL  M.  BARRY
                                  Chairman  of  the  Board
                                  and Chief Executive Officer


August 13, 2001

                         ELECTRONIC CLEARING HOUSE, INC.
                               28001 DOROTHY DRIVE
                             AGOURA HILLS, CA 91301
                                 (818) 706-8999



                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON SEPTEMBER 7, 2001



To  the  Stockholders:

A special meeting of the stockholders of Electronic Clearing House, Inc. will be held on September 7, 2001, at the Renaissance Hotel, 30100 Agoura Road, Agoura, California, at 10:00 a.m., local time, for the following purposes:

1. To consider and vote on the adoption and approval of an amendment to our Amended and Restated Articles of Incorporation, which provides for a one-for-four (1-for-4) reverse stock split of the issued and outstanding shares of our common stock; and

2. To transact any other business properly coming before the special meeting or any adjournment thereof.

We are not aware of any matters, other than those described above, that are to come before the meeting. If any other matters arise, however, your signed proxy card gives authority to Joel M. Barry and Carl W. Schafer to vote on those matters at their discretion. If you decide to attend the special meeting, you may revoke your proxy at any time before it is voted. Stockholders owning shares of our common stock at the close of business on August 6, 2001 are entitled to attend and vote at the special meeting.



                                      By Order of the Board of Directors,


                                      DONNA  L.  REHMAN
                                      Corporate  Secretary

Agoura  Hills,  California
August  13,  2001



IT IS IMPORTANT THAT YOUR SHARES BE VOTED AT THE MEETING. PLEASE COMPLETE, SIGN, DATE AND RETURN TO US THE ENCLOSED PROXY CARD BY SEPTEMBER 3, 2001.

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON SEPTEMBER 7, 2001

Our board of directors is soliciting your proxy for the special meeting of stockholders to be held at 10:00 a.m., local time, on September 7, 2001, at the Renaissance Hotel, 30100 Agoura Road, Agoura Hills, California. Voting materials, including this proxy statement and the proxy card, are first being mailed to the stockholders on or about August 13, 2001.

                           VOTING AND RELATED MATTERS

Q:  WHAT  AM  I  VOTING  ON?

A: You are being asked to vote on the approval of an amendment to our Amended and Restated Articles of Incorporation to effect a one-for-four (1-for-4) reverse stock split of our common stock and any other business properly coming before the meeting. The amendment is further described below and the form of the actual amendment is contained in Appendix A, subject to any further changes that may be necessary or desirable to effect the amendment of our Amended and Restated Articles of Incorporation.

Q:  WHO  IS  ENTITLED  TO  VOTE?

A: Stockholders as of the close of business on August 6, 2001, the record date, are entitled to vote.

Q:  HOW  MANY  SHARES  CAN  BE  VOTED?

A: As of the record date, approximately 21,791,000 shares of common stock were issued and approximately 21,634,000 shares of common stock were outstanding and entitled to vote at the special meeting. Each stockholder of common stock is entitled to one (1) vote for each share held.

Q:  HOW  DO  I  VOTE?

A: Complete, sign and mail us your proxy card. If you return your signed proxy card but do not indicate how you wish to vote, your shares will be voted FOR the proposal. You may, of course, attend the meeting in person and vote. Even if you plan to attend the meeting, we ask that you sign and return a proxy card.

Q:  WHAT  IF  I  CHANGE  MY  MIND  AFTER  I  RETURN  MY  PROXY?

A: You may revoke your proxy and change your vote at any time before the meeting. You may do this by signing and sending a written notice of revocation or another proxy with a later date than the one you want to revoke, or by voting in person at the meeting.

Q:  WHO  WILL  COUNT  THE  VOTES?

A: The chairman of the board of directors will select the inspectors of the election for our special meeting. The inspectors will ascertain the number of shares outstanding and the voting power of the shares, determine the shares represented at the meeting, determine the validity of proxies and ballots, count all votes and determine the results of the voting. The inspectors will deliver a written report after the meeting.

Q:  WHAT  CONSTITUTES  A  QUORUM?

A: There must be a quorum for the meeting to be held. A quorum is a majority of the outstanding shares. To be counted towards the quorum, stockholders may be present at the meeting or represented by proxy. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. Broker non-votes, or proxies submitted by brokers as holders of record on behalf of their customers that do not indicate how to vote on the proposal, are also considered part of the quorum. However, broker non-votes and abstentions are not counted in the tally of votes FOR or AGAINST the proposal and will have the same effect as votes AGAINST the proposal. A WITHHELD vote is the same as an abstention.

Q:  WHAT  HAPPENS  IF  THE  SPECIAL  MEETING  IS  POSTPONED  OR
ADJOURNED?

A: If the special meeting is postponed or adjourned for any reason, including to permit the further solicitation of proxies, at any subsequent reconvening of the meeting all proxies will be voted in the same manner as they would have been voted at the original special meeting. However, as described above, you may revoke your proxy and change your vote at any time before the reconvened meeting.

Q:  HOW  MANY  VOTES  ARE  REQUIRED  TO  APPROVE  THE  PROPOSAL?

A: The proposal to amend our Amended and Restated Articles of Incorporation will be deemed approved by the stockholders if a majority of the quorum, present or represented by proxy, vote FOR the proposal.

Q:  WHO  IS  PAYING  FOR  THIS  PROXY  SOLICITATION?

A: We are paying the cost of soliciting proxies. In addition to mailing these materials, our officers, directors and employees will solicit proxies, either personally or via telephone or facsimile. They will not be paid specifically for this solicitation activity.

We will also reimburse brokerage houses and other custodians, nominees and fiduciaries who are record holders for their reasonable expenses in forwarding these materials to the beneficial owners of those shares. Furthermore, we may engage a firm to help solicit proxies in which event related fees will approximate $7,000 (plus expenses). The extent to which we and our proxy solicitation firm must solicit proxies depends entirely upon how soon proxy cards are returned. Please send in your proxy cards immediately.

                                    PROPOSAL


                      AMENDMENT TO OUR AMENDED AND RESTATED
               ARTICLES OF INCORPORATION TO EFFECT A ONE-FOR-FOUR
                        REVERSE STOCK SPLIT OF OUR ISSUED
                          AND OUTSTANDING COMMON STOCK


INTRODUCTION

Our board of directors has approved the proposal to amend our Amended and Restated Articles of Incorporation to effect a one-for-four (1-for-4) reverse stock split of our common stock. We are now submitting the proposal to you, the stockholders, for approval. The proposed reverse stock split will take effect, if at all, after it is approved by you and after we file a Certificate of Amendment to the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada.

We expect that, if the proposal is approved by you, the Certificate of Amendment will be filed promptly. However, our board of directors may elect not to file, or to delay the filing of, the Certificate of Amendment if they determine that filing the Certificate of Amendment would not be in the best interest of our stockholders. Factors leading to such a determination could include any possible effect on our Nasdaq listing or future securities offerings.

PURPOSE  OF  REVERSE  SPLIT

Our common stock has been listed, and has traded, on the Nasdaq SmallCap Market since October 2, 1989. For continued listing on the Nasdaq SmallCap Market, it is necessary that, among other things, our shares of common stock maintain a minimum bid price of at least $1.00 per share. On January 5, 2001, we received a letter from Nasdaq that our minimum bid price was not in compliance with the minimum bid price requirement for stock listed on Nasdaq. We were notified that if we do not comply with the $1.00 per share requirement on or before April 5, 2001, our stock will be delisted. The Company requested a written hearing which was held on May 31, 2001. On July 16, 2001, the Company received Nasdaq notification that the Panel determined to continue the listing of the Company's securities on the Nasdaq SmallCap Market pursuant to the following exceptions:
1) on or before August 3, 2001, the Company is required to file a proxy statement with the Securities and Exchange Commission and Nasdaq evidencing its intent to seek stockholder approval for a reverse stock split, and 2) on or before September 17, 2001, the Company is required to demonstrate a closing bid price of at least $1.00 per share and, immediately thereafter, a closing bid price of at least $1.00 per share for a minimum of ten consecutive trading days. The board of directors has approved a one-for-four (1-for-4) reverse stock split, subject to stockholder approval, that the Company believes will resolve the bid price deficiency. The Company intends to seek stockholder approval at a special meeting of stockholders to be held on September 7, 2001. Presently, the Company has approximately 21.6 million total shares outstanding. Assuming the successful completion of the reverse stock split, the Company would have approximately 5.41 million total shares outstanding after the split. We believe, but cannot assure, that the proposed reverse stock split will enable the common stock to trade above the minimum bid price established by the Nasdaq Continued Listing Requirements. We believe we will be in compliance with the Nasdaq Continued Listing Requirements if our common stock trades at or above the minimum bid price of $1.00 per share as a result of the reverse split.

If our stock is delisted from Nasdaq, trading of our stock, if any, would have to be conducted in the OTC-Bulletin Board. In such an event, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our stock. In addition, if our common stock were to become delisted from trading on Nasdaq and the trading price were to remain below $5.00 per share, trading in our common stock may also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a "penny stock" (generally, any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). The additional burdens imposed upon broker-dealers by these requirements could discourage broker-dealers from facilitating trades in our common stock, which could severely limit the market liquidity of the stock and the ability of investors to trade our common stock. We believe that, if the reverse stock split is approved, there is a greater likelihood that the minimum bid price of the common stock will be maintained at a level over $1.00 per share.

Even though a reverse stock split, by itself, does not impact a company's assets or prospects, because we cannot predict the market's reaction, a reverse stock split could result in a decrease in our aggregate market capitalization. Our board of directors, however, believes that this risk is offset by the prospect that the reverse stock split will improve the likelihood that we will be able to maintain Nasdaq SmallCap Market listing and may, by increasing the per share bid price, make an investment in our common stock more attractive for certain investors. There can be no assurance, however, that approval of the reverse stock split will succeed in raising the bid price of our common stock above $1.00 per share, or that a bid price of $1.00, if achieved, would be maintained, or that even if the Nasdaq's minimum bid price requirements were satisfied, our common stock would not be delisted by the Nasdaq for other reasons.

Our common stock is currently registered under Section 12 of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act and we have no present intention of terminating its registration under the Exchange Act in order to become a "private" company.

The reverse stock split will not affect the number of authorized shares. Accordingly, the reverse stock split will have the effect of creating additional authorized and unreserved shares of our common stock. We have no current plans to issue these shares, however, these shares may be used by us for general corporate purposes.

The increase in authorized but unissued shares of common stock also may have the effect of discouraging an attempt by another person or entity, through acquisition of a substantial number of shares of common stock, to acquire control of us with a view to effecting a merger, sale of assets or similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity. The authorized but unissued common stock could be issued to a holder who would then have sufficient voting power to assure that any business combination or any amendment to our Amended and Restated Articles of Incorporation would not receive the stockholder vote required for approval. Our board of directors has no current plans to issue any shares of common stock for any of these purposes and does not intend to issue any stock except on terms or for reasons which they deem to be in our best interests.

The reverse stock split may result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other transaction costs in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

As a result of the reverse stock split, the approximately 21,634,000 shares of common stock outstanding on August 6, 2001 will become approximately 5,408,500 shares of common stock, and any other shares issued prior to the effectiveness of this proposal will be similarly adjusted. In addition, if the proposed amendment becomes effective, each option to purchase common stock and any other convertible security, outstanding on the effective date, will be adjusted so that the number of shares of common stock issuable upon their exercise shall be divided by four (4) (and corresponding adjustments will be made to the number of shares vested under each outstanding option) and the exercise price of each option shall be multiplied by four (4).

For the above reasons, we believe that the reverse stock split is in our best interests and in the best interests of our stockholders. There can be no guarantee, however, that the market price of our common stock after the reverse stock split will be equal to the market price before the reverse stock split multiplied by the split number, or that the market price following the reverse stock split will either exceed or remain in excess of the current market price.

EXCHANGE  OF  STOCK  CERTIFICATES

If you approve the proposed reverse stock split, we will instruct our corporate secretary and transfer agent to begin implementing the exchange of certificates representing outstanding common stock. As soon as practicable after the effectiveness of the proposed amendment, holders of our common stock will be notified and requested to surrender their certificates representing shares of common stock to our corporate secretary and transfer agent in exchange for certificates representing post-reverse split common stock. Beginning on the date the proposed amendment becomes effective, each certificate representing shares of our common stock will be deemed for all corporate purposes to evidence ownership of as many shares of post-reverse split common stock after applying the split factor and otherwise making adjustments for fractional shares described below.

You will not be required to pay a transfer or other fee in connection with the exchange of your certificates. You should not submit certificates until requested to do so.

FRACTIONAL  SHARES

No fractional shares of common stock will be issued as a result of the reverse stock split. In lieu of receiving fractional shares, you will be entitled to receive from us a cash payment in U.S. dollars equal to such fraction multiplied by four (4) times the average of the closing bid and asked price per share of the common stock as quoted on Nasdaq for the five (5) trading days immediately preceding the date the amendment becomes effective.

FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE  REVERSE  SPLIT

The following is a summary of the material federal income tax consequences of the reverse stock split to you.

The reverse stock split will not be taxable to you, except for any cash received in lieu of a fractional share of post-reverse split common stock. Consequently, the holding period of shares of post-reverse split common stock (including any fractional share interest) will include your holding period for the shares of common stock exchanged, provided that the shares of common stock are held as a capital asset at the effective time. In addition, your aggregate basis of the shares of post-reverse split common stock (including any fractional share interest) will be the same as your aggregate basis of the shares of common stock exchanged.

Cash that you receive in lieu of a fractional share will be treated as if the fractional share had been issued to you and then redeemed by us for the cash. Accordingly, if you receive cash you will recognize taxable gain or loss equal to any difference between the amount of cash received and your basis in the fractional share. That basis will be an allocable portion of the aggregate basis of the post-reverse split common stock described above.

YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT THE TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICATION OF ANY STATE, LOCAL OR FOREIGN TAX LAW.

NO  DISSENTER'S  RIGHTS

Under Nevada law, you are not entitled to dissenter's rights of appraisal with respect to the reverse stock split since our common stock is currently listed on a national exchange.

BENEFICIAL OWNERSHIP OF COMMON STOCK

To the Company's knowledge, no individual has beneficial ownership or control over 5% or more of the Company's outstanding common stock.

The following table sets forth the number of shares of common stock owned beneficially by the Company's officers and directors as of the record date, August 6, 2001:

                            Number of Shares    Percentage of
Name & Address             Beneficially Owned  Common Stock[1]
-------------------------  ------------------  ----------------
Joel M. Barry                  1,073,250  [2]             4.76%
28001 Dorothy Drive
Agoura Hills, CA 91301

Lawrence Brown                   130,000  [2]             0.60%
28001 Dorothy Drive
Agoura Hills, CA 91301

Alice L. Cheung                  210,000  [2]             0.96%
28001 Dorothy Drive
Agoura Hills, CA 91301

Jesse Fong                        65,110  [2]             0.30%
28001 Dorothy Drive
Agoura Hills, CA 91301

Aristides W. Georgantas           26,314                  0.12%
28001 Dorothy Drive
Agoura Hills, CA 91301

David Griffin                    137,747  [2]             0.63%
28001 Dorothy Drive
Agoura Hills, CA  91301

Herbert L. Lucas, Jr.            266,748  [3,4]          1.23%
12011 San Vicente Blvd.
Los Angeles, CA 90049

Donna Rehman                      60,000  [2]             0.28%
28001 Dorothy Drive
Agoura Hills, CA 91301

Carl W. Schafer                  146,914  [3]             0.68%
66 Witherspoon St., #1100
Princeton,  NJ  08542

Rick  Slater                     234,000  [2]             1.06%
28001  Dorothy  Drive
Agoura  Hills,  CA 91301

Patricia  Williams               140,000  [2]             0.64%
28001  Dorothy  Drive
Agoura  Hills,  CA 91301

Jack  Wilson                     174,300  [2][5]          0.80%
28001  Dorothy  Drive
Agoura  Hills,  CA  91301

All  officers and directors
as  a  group  (12  persons)    2,702,283  [1]            11.33%

----------------------
[1] Outstanding common shares with effect given to individual stockholder's exercise of stock options described in footnotes 2 through 5.
[2] Includes options according to the terms of the Incentive Stock Option Plan. [3] Includes options granted to outside directors.
[4] Includes 71,889 shares indirectly owned by Mr. Lucas through a trust for his wife.
[5]  Includes  2,120  shares  indirectly  owned  by Mr. Wilson through his wife.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

If you want us to consider including a proposal for action presented at next year's Annual Meeting of Stockholders, now scheduled for February, 2002, and you wish to have it set forth in the proxy statement and form of proxy for the meeting, you must notify the Company and submit the proposal in writing for receipt at the Company's executive offices as noted above not later than October 31, 2001.

                                  OTHER MATTERS

As of the date of this proxy statement, we do not know of any other matters that will be presented for action at the special meeting. If, however, any other matters not currently known are properly brought before the special meeting, the persons named on the proxy card will vote the proxy on those matters in their discretion as determined by a majority of the board of directors.

The Company's annual report on Form 10-K for the fiscal year ended September 30, 2000, and quarterly report(s) on Form 10-Q for the quarter(s) ended December 31, 2000, March 31, 2001 and June 30, 2001, filed with the Securities and Exchange Commission are incorporated herein by reference. A copy of the Company's annual report on Form 10-K and quarterly reports on Form 10-Q may be obtained without charge by any beneficial owner of the Company's common stock upon written request addressed to Donna Rehman, Corporate Secretary, 28001 Dorothy Drive,
Agoura  Hills,  CA  91301  or  Email:  drehman@echo-inc.com.




                                        By Order of the Board of Directors,

                                        DONNA  L.  REHMAN
                                        Corporate  Secretary



Dated:  August 13, 2001

                                   APPENDIX A
                          CERTIFICATE OF AMENDMENT TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                       OF ELECTRONIC CLEARING HOUSE, INC.
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1.  Name  of  corporation:  Electronic  Clearing  House,  Inc.

2.  The  articles  have  been  amended  as  follows  (Article  FOURTH):

Simultaneously with the effective date of this amendment (the "Effective Date"), each four shares of the Corporation's common stock, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall, automatically and without any action on the part of the holder thereof, be reclassified as and changed, pursuant to a reverse stock split (the "Reverse Stock Split"), into one share of the Corporation's outstanding common stock (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall thereupon be deemed for all corporate purposes to evidence ownership of New Common Stock in the appropriately reduced whole number of shares. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder of the Corporation. In lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, the holder will receive a cash payment in U.S. dollars equal to such fraction multiplied by four times the average of the closing bid and asked price per share of Common Stock as quoted on Nasdaq for the five trading days immediately preceding the Effective Date. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation's transfer agent determines that a holder of Old Certificates has not surrendered all his certificates for exchange, the transfer agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which it was issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the stock transfer tax stamps to the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that such taxes are not payable. From and after the Effective Date, the amount of capital shall be represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified, until thereafter reduced or increased in accordance with applicable law. All references elsewhere in the Amended and Restated Articles of Incorporation to the "Common Stock" shall, after the Effective Date, refer to the "New Common Stock".

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of this amendment is the majority of the stock having voting power, present in person or represented by proxy.

4.  Signatures

The shares representing this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO CHOICE IS
SPECIFIED,  THIS  PROXY  WILL  BE  VOTED  FOR  PROPOSALS  1  AND  2.


                         ELECTRONIC CLEARING HOUSE, INC.
           P.O. BOX 3040, 28001 DOROTHY DRIVE, AGOURA HILLS, CA  91301


                                    P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder(s) hereby appoint(s) Joel M. Barry and Carl W. Schafer, and either of them, proxies with full power of substitution and hereby authorize(s) them to represent and vote, as designated below, all the shares of Common Stock held of record by the undersigned as of the close of business on August 6, 2001, at the Special Meeting of Stockholders of Electronic Clearing House, Inc. to be held on September 7, 2001, or any adjournment thereof.

TO  VOTE,  MARK  BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]
KEEP THIS PORTION  FOR  YOUR  RECORDS
-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(DETACH HERE AND RETURN THIS PORTION ONLY)

                      ELECTRONIC CLEARING HOUSE, INC. PROXY

The undersigned stockholder(s) hereby appoint(s) Joel M. Barry and Carl W. Schafer, and either of them, proxies with full power of substitution and hereby authorize(s) them to represent and vote, as designated below, all the shares of Common Stock held of record by the undersigned as of the close of business on August 6, 2001, at the Special Meeting of Stockholders of Electronic Clearing House, Inc. to be held on September 7, 2001, or any adjournment thereof.

The undersigned authorize(s) the proxies to vote on the matters set forth in the Proxy Statement of the Company dated August 13, 2001, as follows:



For  Against  Abstain
[_]    [_]      [_]     1. PROPOSAL TO AMEND ARTICLES OF INCORPORATION PROVIDING
                           FOR A ONE-FOR- FOUR (1-FOR-4) REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK.

[_]    [_]      [_]     2. IN  THE  DISCRETION  OF SUCH PROXIES, UPON SUCH OTHER
                           BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



Please sign exactly as name appears on stock. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


--------------------------------------
NAME/SIGNATURE  IN WHICH STOCK IS HELD


--------------------------------------                   -----------------------
NAME/SIGNATURE IF HELD JOINTLY                                   DATE



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY BY SEPTEMBER 3, 2001. WITH YOUR COOPERATION, WE CAN BE ENSURED OF A QUORUM.

PLEASE INDICATE ANY CHANGES IN ADDRESS ON REVERSE OF THIS PROXY FORM. THANK YOU.